Marketable Securities - Graphite Bio, Inc.	12 Months Ended
Dec. 31, 2023
Investments, Debt and Equity Securities [Abstract]
Marketable Securities	Marketable Securities
The Company did not hold any marketable securities as of December 31, 2023. The amortized cost, gross unrealized holding gains or losses, and fair value of the Company’s marketable securities by major security type as of December 31, 2022 are summarized in the table below (in thousands):

	December 31, 2022
	Amortized Cost Basis	Unrealized Gains	Unrealized Losses	Fair Value
Available-for-sale securities
U.S. treasuries	$65,807	$—	$(416)	$65,391
Commercial paper	115,381	13	(333)	115,061
U.S. agency securities	53,767	15	(327)	53,455
Asset-backed securities	1,914	—	—	1,914
Total available-for-sale securities	$236,869	$28	$(1,076)	$235,821
The amortized cost of available-for-sale securities is adjusted for amortization of premiums and accretion of discounts to maturity. As of December 31, 2023, the Company did not hold any securities in an unrealized loss with remaining maturities of less than one year. As a result, the Company determined it did not hold any investments with a credit loss at December 31, 2023.
There were minimal realized gains (losses) recognized on the sale or maturity of available-for-sale securities during year ended December 31, 2023, and as a result, there was a reclassification out of accumulated other comprehensive gain (loss) for the same period. There were no realized gains or losses recognized on the sale or maturity of available-for-sale securities during year ended December 31, 2022, and as a result, there were no reclassifications out of accumulated other comprehensive gain (loss) for the same period.
The Company did not hold any marketable securities as of December 31, 2023.